                                                                    EXHIBIT 99.6



DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ NICHOLAS J. DAVISON
--------------------------------
Nicholas J. Davison
Senior Vice President, Finance

Debtor: Great River Cruise Line, L.L.C.           Case Number: 01-10963 (EIK)


                            Monthly Operating Report
                              As of March 31, 2002
                                      And
                            For the Month Then Ended


                                    CONTENTS

Attachment 1      Summary of Bank and Investment Accounts

Attachment 2      Schedule of Receipts and Disbursements

Attachment 3      Bank and Investment Account Statements

Attachment 4      Income Statement

Attachment 5      Balance Sheet

Attachment 6      Summary of Due To/Due From Intercompany Accounts

Attachment 7      Accounts Receivable Aging

Attachment 8      Accounts Payable Detail

Attachment 9      Notes to March Monthly Operating Report

 16-Apr-02                                                          Attachment 1
 8:50 AM
Summary                                                                UNAUDITED
Great River Cruise Line, LLC

                Summary Of Bank, Investment & Petty Cash Accounts
                         Great River Cruise Line, L.L.C.
                             Case No: 01-10963 (EIK)
                            For Month Of March, 2002


                                      Balances
                           ------------------------------    Receipts &       Bank
                              Opening         Closing        Disbursements    Statements       Account
Account                    As Of 3/01/02    As Of 3/31/02    Included         Included         Reconciled
-------                    -------------    -------------    --------         --------         ----------
Delta Queen Steamer            71,446.22       112,717.03    Yes              No - Not         Yes
Hibernia                                                                      Concentration
Account # - 812-395-270                                                       Account

Delta Queen                         0.00             0.00    No -             Not A Bank       Yes
Petty Cash                                                   No Activity      Account

 16-Apr-02                                                        Attachment 2-1
 10:15 AM
R&D - Hibernia - DQ Steamer                                            UNAUDITED

                            Receipts & Disbursements
                         Great River Cruise Line, L.L.C.
                             Case No: 01-10963 (EIK)
                                    Hibernia
                               Delta Queen Steamer
                             Account # - 812-395-270
                            1 March 02 - 31 March 02


Opening Balance - 1 Mar 02
                           71,446.42

Receipts
                          170,000.00      From The Delta Queen Steam Boat Co. -
                                          Hibernia - DQSC Master Cash -
                                          Account (812-395-335)


                         -----------
                          170,000.00      Total Receipts


Disbursements

                           (1,799.50)     Consulting
                           (3,969.00)     Employee Payment
                             (494.10)     IT Support
                             (268.30)     Office Services
                             (828.20)     Office Supplies
                           (3,474.95)     Passenger Services Material
                             (996.74)     Petty Cash
                          (82,384.77)     Sales & Marketing
                             (100.00)     Shipping
                           (4,668.88)     Temporary Help
                          (26,077.45)     Vessel Material
                           (3,667.50)     Vessel Services
                         -----------
                         (128,729.39)     Total Disbursements



Closing Balance - 31 Mar 02
                          112,717.03

 16-Apr-02                                                          Attachment 3
 8:51 AM
Summary
Great River Cruise Line, LLC
Attach 3

                  Concentration & Investment Account Statements
                         Great River Cruise Line, L.L.C.
                             Case No: 01-10963 (EIK)
                            For Month Of March, 2002


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                Date: 19-APR-02 08:27:32
INCOME STATEMENT - ATTACHMENT 4     Page: 1
Current Period: MAR-02

currency USD
Company=22 (DELTA QUEEN)

                                     PTD-Actual
                                      31-Mar-02
                                    ------------
Revenue
Gross Revenue                          (4,406.00)
Allowances                             (8,350.02)
                                    ------------
Net Revenue                           (12,756.02)

Operating Expenses
Air                                         0.00
Hotel                                       0.00
Commissions                                 0.00
Onboard Expenses                          136.21
Passenger Expenses                     26,805.39
Vessel Expenses                        23,479.94
Layup/Drydock Expense                  69,833.00
Vessel Insurance                       57,677.66
                                    ------------
Total Operating Expenses              177,932.20

                                    ------------
Gross Profit                         (190,688.22)

SG&A Expenses
Sales & Marketing                           0.00
Start-Up Costs                              0.00
                                    ------------
Total SG&A Expenses                         0.00

                                    ------------
EBITDA                               (190,688.22)

Depreciation                                0.00

                                    ------------
Operating Income                     (190,688.22)

Other Expense/(Income)
Interest Income                             0.00
Equity in Earnings for Sub                  0.00
Reorganization expenses                     0.00
                                    ------------
Total Other Expense/(Income)                0.00

                                    ------------
Net Pretax Income/(Loss)             (190,688.22)

Income Tax Expense                          0.00

                                    ------------
Net Income/(Loss)                    (190,688.22)
                                    ============

AMCV US SET OF BOOKS                Date: 18-APR-02 17:04:11
BALANCE SHEET - ATTACHMENT 5        Page: 1
Current Period: MAR-2

currency USD
Company=22 (DELTA QUEEN)

                                   YTD-Actual         YTD-Actual
                                    31-Mar-02          22-Oct-01
                                 ---------------    ---------------
ASSETS

Cash and Equivalent                    49,722.98          64,522.98

Restricted Cash                             0.00               0.00

Accounts Receivable                    68,637.17          33,451.42

Inventories                           169,987.44         270,331.59

Prepaid Expenses                            0.00          37,922.40

Other Current Assets                        0.00          14,555.00
                                 ---------------    ---------------
Total Current Assets                  288,347.59         420,783.39

Fixed Assets                       27,296,694.44      27,296,694.44

Accumulated Depreciation          (15,431,916.01)    (15,065,339.51)

                                 ---------------    ---------------
Net Fixed Assets                   11,864,778.43      12,231,354.93


Net Goodwill                                0.00               0.00

Intercompany Due To/From          (10,535,875.05)     (9,202,583.95)

Net Deferred Financing Fees                 0.00               0.00

Net Investment in Subsidiaries              0.00               0.00

                                 ---------------    ---------------
Total Other Assets                (10,535,875.05)     (9,202,583.95)

                                 ---------------    ---------------
Total Assets                        1,617,250.97       3,449,554.37
                                 ===============    ===============

AMCV US SET OF BOOKS                Date: 18-APR-02 17:04:11
BALANCE SHEET - ATTACHMENT 5        Page: 2
Current Period: MAR-2

currency USD
Company=22 (DELTA QUEEN)

                                      YTD-Actual        YTD-Actual
                                       31-Mar-02         22-Oct-01
                                    --------------    --------------
LIABILITIES

Accounts Payable                            689.27          5,758.93

Accrued Liabilities                   1,032,201.39        715,443.75

Deposits                                355,300.71      2,045,629.83

                                    --------------    --------------
Total Current Liabilities             1,388,191.37      2,766,832.51


Long Term Debt                                0.00              0.00

Other Long Term Liabilities                   0.00              0.00

                                    --------------    --------------
Total Liabilities                     1,388,191.37      2,766,832.51


OTHER

Liabilities Subject to Compromise       540,730.95        490,370.44

                                    --------------    --------------
Total Other                             540,730.95        490,370.44


OWNER'S EQUITY

Common Stock                                  0.00              0.00

Add'l Paid In Capital                 3,701,000.00      3,701,000.00

Current Net Income (Loss)              (926,692.90)    (2,206,220.03)

Retained Earnings                    (3,085,978.45)    (1,302,428.55)

                                    --------------    --------------
Total Owner's Equity                   (311,671.35)       192,351.42

                                    --------------    --------------
Total Liabilities & Equity            1,617,250.97      3,449,554.37
                                    ==============    ==============

Great River Cruise Line, LLC                                      01-10963 (JCA)

                                  ATTACHMENT 6
                     Summary List of Due To/Due From Accounts
                       For the Month Ended March 31, 2002



                                                       BEGINNING                                     ENDING
AFFILIATE NAME                           CASE ID#       BALANCE         DEBITS       CREDITS         BALANCE
American Classic Voyages Co.             01-10954    (6,707,630.20)     4,709.58        --       (6,702,920.62)
AMCV Cruise Operations, Inc.             01-10967    (9,491,968.54)   137,607.73    76,269.35    (9,430,630.16)
The Delta Queen Steamboat Co.            01-10970     6,833,173.43    208,919.57   237,313.06     6,804,779.94
DQSB II, Inc.                            01-10974          (367.05)        --           --             (367.05)
Great AQ Steamboat, L.L.C                01-10960       167,391.63         --           --          167,391.63
Great Pacific NW Cruise Line, L.L.C      01-10977         2,052.08         --           --            2,052.08
Great Ocean Cruise Line, L.L.C           01-10959       (49,604.28)    82,682.65        --           33,078.37
Cruise America Travel, Incorporated      01-10966    (1,419,142.24)        --           --       (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C       01-10964        18,978.71         --           --           18,978.71
Cape Cod Light, L.L.C                    01-10962          (270.05)        --           --             (270.05)
Cape May Light, L.L.C                    01-10961        33,543.95         --           --           33,543.95
Project America, Inc.                    N/A            (11,144.65)        --           --          (11,144.65)
Oceanic Ship Co.                         N/A               (257.75)        --           --             (257.75)
Great Hawaiian Properties Corporation    01-10971       (41,555.00)        --           --          (41,555.00)
American Hawaii Properties Corporation   01-10976         9,562.38         --           --            9,562.38
CAT II, Inc.                             01-10968         1,025.41         --           --            1,025.41
                                                    -----------------------------------------------------------
                                                    (10,656,212.17)   433,919.53   313,582.41   (10,535,875.05)
                                                    ===========================================================

GREAT RIVER CRUISE LINE, L.L.C.                           CASE#:  01-10963 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING






DETAIL:                                   0-30 DAYS   31-60 DAYS   61-90 DAYS   91+ DAYS     TOTAL

Paymentech Credit Card Processor                       17,263.57    41,929.85   8,943.75   68,137.17
American Express Credit Card Processor                                                         --
Discover Credit Card Processor                                                                 --
Diners Credit Card Processor                                                                   --
Travel Agents                                                                                  --
Crew Member                                               500.00                              500.00
                                          ----------------------------------------------------------
Total                                          --      17,763.57    41,929.85   8,943.75   68,637.17
                                          ==========================================================



                                                                   ATTACHMENT #7

                                   DELTA QUEEN
                                AP-STEAMER CHECKS
                               22-000-221300-00000

                                    MARCH-02

OUTSTANDING CHECKS:

            12333 M. Richardson-Walmart                                 40.00
            12335 J. Blasier-Capitol One                                20.00
            12385 J. Blasier-K. Hansen                                 150.00
            12399 Peoria Historical Society                            120.00
            12404 Anthony May-Verizon                                  200.00
            12408 Peoria Historical Society                            160.00
                                                                     --------
            Total per G/L:                                             690.00
                                                                     ========



                                  ATTACHMENT #8

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.               CASE NUMBER: 01-10963(JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have been performed internally for food and beverage. An evaluation of fuel inventory pricing has been performed and carrying values have been adjusted accordingly. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. The Debtor continued to operate its primary asset, the Delta Queen, through January 4, 2002. The Debtor has now ceased to record depreciation expense due to the wet dock status of the vessel and has not adjusted asset values pending the outcome of Chapter 11 proceedings. The Debtor has continued to record all post-petition accruals for its next scheduled lay-up.

3. The Debtor has been unable to negotiate acceptable contract terms with credit card processors other than its primary processor, Paymentech. Accordingly, the Debtor has written off prepetition receivables which cannot be processed for collection.